SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: April 9, 2002
                        (Date of earliest event reported)

                                   3M COMPANY
             (Exact name of registrant as specified in its charter)

                                 File No. 1-3285
                            (Commission File Number)

        Delaware                                                41-0417775
(State of incorporation)                                     (I.R.S. Employer
                                                          Identification Number)

     3M Center                                                 55144-1000
St. Paul, Minnesota                                            (Zip Code)

                    (Address of principal executive offices)

                  Registrant's telephone, including area code:
                                 (651) 733-1110



ITEM 5. OTHER EVENTS.

         The Board of Minnesota Mining and Manufacturing Company (the "Company") approved changing the Company's name from "Minnesota Mining and Manufacturing Company" to "3M Company." The name change results from a merger under Section 253 of the General Corporation Law of Delaware of 3M Company, a Delaware corporation and subsidiary of the Company, with and into the Company, with the Company remaining as the surviving corporation under the name of 3M Company. The name change is effective at 8:00 a.m. (ET) on April 8, 2002. The "MMM" ticker symbol remains the same.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        3M COMPANY

                                                        By: /s/ Gregg M. Larson
                                                            -------------------
                                                                Gregg M. Larson,
                                                                Secretary

Dated: April 9, 2002